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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JULY 16, 2001

CENTRAL VALLEY COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0001-127371 (Commission File Number)	77-0539125 (IRS Employer Identification No.)
600 Clovis Avenue, Clovis, California (Address of principal executive offices)	93612 (Zip Code)

Registrant's telephone number, including area code (559) 298-1775

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

  (a)
  PRESS RELEASES. On July 13, 2001, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the quarter-ended June 30, 2001. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

  (b)
  Exhibits

    Exhibit 99.1  Central Valley Community Bancorp press release dated July 13, 2001 containing unaudited financial information and accompanying discussion for the quarter-ended June 30, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2001	CENTRAL VALLEY COMMUNITY BANCORP
	By:	/s/ DANIEL J. DOYLE Daniel J. Doyle, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp press release dated July 13, 2001, containing unaudited financial information and accompanying discussion for the quarter-ended June 30, 2001.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX